Exhibit 99

Energous Corporation Reports 2016 First-Quarter Results

San Jose, Calif. – May 10, 2016 – Energous Corporation ("Energous®" or "the Company") (NASDAQ: WATT) the developer of WattUp®, a revolutionary wire-free charging technology that provides over-the-air contained power at a distance, today announced financial results for the first quarter ended March 31, 2016 and provided an update on its operational progress.

Recent Highlights

•	Outlined timeframes for completion of three transmitter reference designs including their path to expected market availability and regulatory approval:
o	Said it believes the Miniature WattUp transmitter design is expected to receive FCC approval in the near future. This design is expected to be incorporated into products from partners and shipped to consumers late this year/early next year.
o	Updated the status of the Midsize WattUp transmitter design which will enable a charging zone of two to three feet for a desktop, automotive or similar application. While difficult to predict with certainty, the company anticipates FCC approval in time to support Midsize WattUp-enabled transmitters to be commercially available by the end of the third quarter of 2017, and;
o	Advised that the Full-size WattUp transmitter design, which will enable a charging zone of 15 feet, is targeted for integration into partner products as early as the end of 2017.
•	Signed 10 evaluation agreements and delivered evaluation kits in conjunction with each agreement to potential partners in wearable, toy, battery, computer accessory, smart jewelry, IoT and WiFi router applications. Of the 10, two were converted to full licensing agreements in the first quarter of 2016, including with a market-leading specialty battery company to bring wire free charging to hearing devices and wearable markets.
•	Reiterated that Energous expects to sign 10 to 12 additional definitive licensing agreements before the end of 2016. The company currently has a pipeline of more than 35 licensee candidates.
•	Received a $500,000 payment for engineering-related services.
•	Said Energous remains on target to complete a number of key milestones in the second quarter of 2016 for its top-tier strategic partner.
•	Said it anticipates invoicing a second customer in the second quarter of 2016 based on meeting certain technology milestones.
•	Completed successful production versions of the company’s transmitter and power Amplifier chips, and commenced the qualification process for its receiver chip.

“Our Mini WattUp transmitter technology will allow us to penetrate a substantial wearables market that sells hundreds of millions of devices to consumers each year, and represents our fastest path to revenue,” said Stephen R. Rizzone, President and CEO. “While capitalizing on the wearables opportunity, we continue to expand our partnerships and leverage the WattUp technology across a broad spectrum of applications as we progress towards our vision of a ubiquitous WattUp ecosystem.”

Energous Corporation Reports 2016 First-Quarter Results

Unaudited 2016 First Quarter Financial Results

For the first quarter ended March 31, 2016:

•	Revenue of approximately $136,000; $10.9 million in operating expenses, comprised of $7.7 million in R&D, $2.5 million in G&A and approximately $800,000 in marketing.
•	GAAP net loss of $10.8 million, or $(0.66) per basic and diluted share.
•	Adjusted EBITDA (a non-GAAP measure) loss of $8.7 million.
•	$23.7 million in cash and cash equivalents at the end of the first quarter with no debt.

2016 First Quarter Conference Call

Energous will host a conference call to discuss its financial results and recent progress.

When:	Tuesday, May 10, 2016
Time:	1:30 p.m. PT (4:30 p.m. ET)
Phone:	866-235-9911 (domestic); 412-317-1083 (international)
Replay:	Accessible through May 17, 2016
877-344-7529 (domestic); 412-317-0088 (international); passcode 10084798
Webcast:	Accessible at Energous.com; archive available for approximately one year

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Energous presents adjusted EBITDA which is a non-GAAP measure. Adjusted EBITDA is determined by taking the net loss and adding interest, taxes, depreciation, amortization, stock-based compensation, the change in fair value of derivative liabilities and the gain on the extinguishment of debt. The company believes that this non-GAAP measure, viewed in addition to and not in lieu of its reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is an integral part of the company's internal reporting to evaluate its operations and the performance of senior management. A reconciliation table to the comparable GAAP measure is available in the accompanying financial tables below. The non-GAAP measure presented herein may not be comparable to similarly titled measures presented by other companies.

About Energous Corporation

Energous Corporation is developing WattUp®, an award-winning, wire-free charging technology that will transform the way people and industries charge and power their electronic devices at home, in the office, in the car and beyond. WattUp is a revolutionary RF-based charging solution that delivers intelligent, scalable power via the same radio bands as a Wi-Fi router. WattUp differs from current wireless charging systems in that it will deliver contained, useable power, at a distance, to multiple devices, resulting in a wire-free experience that saves users from having to remember to plug in their devices. For more information, please visit Energous.com, or follow Energous on Twitter and Facebook.

Energous Corporation Reports 2016 First-Quarter Results

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or other comparable terms. All statements in this release that are not based on historical fact are “forward-looking statements.” Examples of forward-looking statements include, among others, statements we make regarding expectations for revenues, cash flows and financial performance, the anticipated results of our development efforts and the timing for receipt of required regulatory approvals and product launches. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to develop a commercially feasible technology; receipt of necessary regulatory approvals; our ability to find and maintain development partners and licensees, market acceptance of our technology, the amount and nature of competition in our industry; our ability to protect our intellectual property; and the other risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

-- Financial Tables Follow --

Investor Relations Contact:

PondelWilkinson

Laurie Berman

(310) 279-5980

IR@energous.com

Public Relations Contact:

Edelman

Alexandra Kenway

(650) 762-2985

PR@energous.com

Energous Corporation Reports 2016 First-Quarter Results

 Energous Corporation

BALANCE SHEETS

(Unaudited)

	As of
	March 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$23,710,666	$29,872,564
Prepaid expenses and other current assets	667,077	722,249
Prepaid rent, current	80,784	80,784
Total current assets	24,458,527	30,675,597

Property and equipment, net	1,658,631	1,730,365
Prepaid rent, non-current	198,040	218,236
Other assets	51,330	51,330
Total assets	$26,366,528	$32,675,528

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,436,972	$2,324,973
Accrued expenses	850,185	1,075,879
Deferred revenue	363,636	-
Total current liabilities	5,650,793	3,400,852

Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at March 31, 2016 and
December 31, 2015; no shares issued or outstanding.	-	-
Common Stock, $0.00001 par value, 50,000,000 shares authorized at March 31, 2016 and
December 31, 2015; 16,488,977 and 16,298,208 shares issued and outstanding at
March 31, 2016 and December 31, 2015, respectively.	163	161
Additional paid-in capital	110,219,294	107,981,695
Accumulated deficit	(89,503,722)	(78,707,180)
Total stockholders’ equity	20,715,735	29,274,676
Total liabilities and stockholders’ equity	$26,366,528	$32,675,528

Energous Corporation Reports 2016 First-Quarter Results

 Energous Corporation

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended March 31,
	2016	2015

Revenue:
Engineering product development	$136,364	$200,000
Total revenue	136,364	200,000

Operating expenses:
Research and development	7,674,093	4,275,565
Sales and marketing	807,067	1,043,894
General and administrative	2,455,612	1,812,141
Total operating expenses	10,936,772	7,131,600
Loss from operations	(10,800,408)	(6,931,600)

Other income (expense):
Interest income	3,866	6,321
Total	3,866	6,321

Net loss	$(10,796,542)	$(6,925,279)

Basic and diluted net loss per common share	$(0.66)	$(0.54)

Weighted average shares outstanding, basic and diluted	16,382,691	12,787,884

Energous Corporation Reports 2016 First-Quarter Results

 Energous Corporation

Reconciliation of Non-GAAP Information

(Unaudited)

	For the Three Months Ended March 31,
	2016	2015

Net loss (GAAP)	$(10,796,542)	$(6,925,279)
Add (subtract) the following items:
Interest (income) expense, net	(3,866)	(6,321)
Depreciation and amortization	192,104	191,219
Stock-based compensation	1,953,534	1,679,221
Adjusted EBITDA (non-GAAP)	$(8,654,770)	$(5,061,160)

Depreciation and amortization by department:
Research and development	125,680	129,800
Sales and marketing	1,686	17,971
General and administrative	64,738	43,448
Total stock-based compensation	192,104	191,219

Stock-based compensation by department:
Research and development	910,843	1,034,318
Sales and marketing	56,317	201,256
General and administrative	986,374	443,647
Total stock-based compensation	1,953,534	1,679,221